UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2005
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-31565                 06-1377322
------------------------------    ------------------------   -------------------
(State or other jurisdiction       Commission File Number      (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

ITEM 8.01    Other Events
             ------------

             On December 30, 2005, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that the merger of Long Island Financial Corp. with and into the Company would be completed at 5:00 p.m. on that date. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

     (c) Attached as Exhibit 99.1 is the press release issued by the Company on December 30, 2005.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 30, 2005                   NEW YORK COMMUNITY BANCORP, INC.
-----------------
      Date
                                    /s/ Joseph R. Ficalora
                                    -------------------------------------
                                    Joseph R. Ficalora
                                    President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------



99.1     Press release issued by the Company on December 30, 2005.